UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2018

Brixmor Property Group Inc.

Brixmor Operating Partnership LP

(Exact name of Registrant as specified in its charter)

Maryland Delaware	001-36160 333-201464-01	45-2433192 80-0831163
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 Lexington Avenue

New York, New York 10017

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 869-3000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On January 9, 2018, Brixmor Property Group Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a shelf registration statement on Form S-3 (File No. 333-222481) (the “Registration Statement”), which became immediately effective upon filing. The Registration Statement was filed to replace the Company’s previous shelf registration statement on Form S-3 (File No. 333-200057), which was scheduled to expire in accordance with SEC rules (the “Expiring Registration Statement”).

On January 9, 2018, the Company also filed with the SEC two prospectus supplements pursuant to the Registration Statement that replace prospectus supplements that were originally filed pursuant to the Expiring Registration Statement and relate to the Company’s Dividend Reinvestment and Stock Purchase Plan (the “DRIP prospectus supplement”) and the Company’s 2015 at-the-market offering (the “ATM prospectus supplement”).

In connection with the filing of the replacement DRIP prospectus supplement and the replacement ATM prospectus supplement, the Company is filing as Exhibits 5.1 and 5.2 hereto, respectively, opinions of its counsel, Hogan Lovells US LLP, regarding the legality of the securities being registered under each respective prospectus supplement.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are attached to this Current Report on Form 8-K:

5.1	Opinion of Hogan Lovells US LLP regarding legality of the shares registered

5.2	Opinion of Hogan Lovells US LLP regarding legality of the shares registered

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

23.2	Consent of Hogan Lovells US LLP (included in Exhibit 5.2)

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Hogan Lovells US LLP regarding legality of the shares registered

5.2	Opinion of Hogan Lovells US LLP regarding legality of the shares registered

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

23.2	Consent of Hogan Lovells US LLP (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: January 9, 2018	BRIXMOR PROPERTY GROUP INC.

	By:	/s/ Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President, General Counsel and Secretary

BRIXMOR OPERATING PARTNERSHIP LP

	By:	Brixmor OP GP LLC, its general partner

	By:	BPG Subsidiary Inc., its sole member

	By:	/s/ Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President, General Counsel and Secretary